UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________
FORM 8-K
 _____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 17, 2025
 _____________________________
Medtronic plc
(Exact name of Registrant as Specified in its Charter)
  _____________________________

Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building Two
Parkmore Business Park West
Galway, Ireland
(Address of principal executive offices) (Zip Code)
+353 1 438-1700
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares, par value $0.0001 per share	MDT	New York Stock Exchange
0.250% Senior Notes due 2025	MDT/25	New York Stock Exchange
0.000% Senior Notes due 2025	MDT/25A	New York Stock Exchange
2.625% Senior Notes due 2025	MDT/25B	New York Stock Exchange
1.125% Senior Notes due 2027	MDT/27	New York Stock Exchange
0.375% Senior Notes due 2028	MDT/28	New York Stock Exchange
3.000% Senior Notes due 2028	MDT/28A	New York Stock Exchange
3.650% Senior Notes due 2029	MDT/29	New York Stock Exchange
1.625% Senior Notes due 2031	MDT/31	New York Stock Exchange
1.000% Senior Notes due 2031	MDT/31A	New York Stock Exchange
3.125% Senior Notes due 2031	MDT/31B	New York Stock Exchange
0.750% Senior Notes due 2032	MDT/32	New York Stock Exchange
3.375% Senior Notes due 2034	MDT/34	New York Stock Exchange
3.875% Senior Notes due 2036	MDT/36	New York Stock Exchange
2.250% Senior Notes due 2039	MDT/39A	New York Stock Exchange
1.500% Senior Notes due 2039	MDT/39B	New York Stock Exchange
1.375% Senior Notes due 2040	MDT/40A	New York Stock Exchange
4.150% Senior Notes due 2043	MDT/43A	New York Stock Exchange
1.750% Senior Notes due 2049	MDT/49	New York Stock Exchange
1.625% Senior Notes due 2050	MDT/50	New York Stock Exchange
4.150% Senior Notes due 2053	MDT/53	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Thierry Pieton as Chief Financial Officer of Medtronic plc
On January 21, 2025, Medtronic plc (Company) announced the appointment of Thierry Pieton, age 54, as the Company’s Executive Vice President and Chief Financial Officer (CFO), effective as of March 3, 2025 (Effective Date).
Thierry Pieton is a global finance executive with experience across many of the world's most operationally-focused companies and industries, including almost 16 years within the General Electric (GE) group of companies. Mr. Pieton began his career as an auditor at PricewaterhouseCoopers (PwC) before moving into finance business partner roles, first at GE Healthcare and then at GE. From GE, Mr. Pieton joined Nissan Motor Company in 2014 as its Senior Vice President, Administration & Finance for Europe. In 2016, Mr. Pieton moved to Renault, S. A., where he most recently served as Chief Financial Officer.
The Company has entered into a letter agreement (Agreement) with Mr. Pieton regarding the terms and conditions of his employment. Mr. Pieton’s initial annual base salary will be $850,000 and he will participate in the Medtronic Incentive Plan (MIP), with a target payout equal to 110% of his annual base salary for fiscal year 2025, prorated based on Mr. Pieton’s Effective Date. In addition, Mr. Pieton will participate in the Company’s 2021 Long-Term Incentive Plan (LTIP), with awards to be granted as of the Effective Date, with an aggregate target value of $2 million for fiscal year 2025, consisting of: (i) a $1 million target performance share unit (PSU) award under the FY2025-FY2027 PSU plan established by the Compensation Committee of the Board of Directors of the Company (Compensation Committee), (ii) a stock option with a targeted grant date fair value of $600,000, vesting in 25% increments beginning on the first anniversary of the grant date, and (iii) a restricted stock unit (RSU) award with a targeted grant date value of $400,000, vesting 100% on the third anniversary of the grant date. Future MIP and LTIP awards will be considered on a full annual basis by the Compensation Committee.
To compensate Mr. Pieton for foregone compensation at his prior employer, he will receive a $3 million cash bonus, payable in three equal installments with the first installment payable within 30 calendar days of the Effective Date, the second installment payable on the one year anniversary of the Effective Date, and the third installment payable on the date 18 months following the Effective Date (in each case subject to the Company’s standard clawback policy). To compensate Mr. Pieton for unvested equity compensation foregone at his prior employer, the Company will grant a one-time RSU award (the New Hire RSU) on the Effective Date. The New Hire RSU will have a grant date value of $2.5 million with the number of shares to be calculated based on the market closing price of Company stock on the grant date. The New Hire RSU will vest in 1/3 increments beginning on the first anniversary of the grant date. Mr. Pieton will be subject to the Company’s Stock Ownership Policy, requiring him to retain 50% of after-tax shares following settlement of equity compensation awards until he is able to maintain Company stock with a value equal to three times his annual salary.
The Agreement provides that Mr. Pieton will be entitled to certain relocation and commuter benefits, and an annual $24,000 allowance relating to automobile use, financial planning and other personal and job-related expenses, and that he will be eligible for the Company’s deferred compensation plan and employee health and welfare benefits commensurate with his job level. An additional contribution of 8% of base salary and actual MIP payout will be contributed annually to Mr. Pieton’s non-qualified deferred compensation program through his 62nd birthday (assuming continued employment).
Mr. Pieton’s employment will be on an at-will basis and may be terminated at any time by either party, provided that if the Company terminates Mr. Pieton’s employment without “cause” (as defined in the Company’s LTIP), and contingent upon Mr. Pieton signing and complying with a severance and release agreement, Mr. Pieton will be eligible for the Company’s Section 16 Officer severance plan as described in the Company’s most recent Proxy Statement on Schedule 14A filed on August 9, 2024 (Proxy Statement). The Company’s Section 16 Officer Change in Control Policy will also apply to Mr. Pieton, as described in the Proxy Statement. Mr. Pieton will enter into a standard Employee Agreement with the Company on the same form as all other officers, which contains provisions relating to confidentiality, post-employment restrictions and inventions, and Mr. Pieton’s equity grants will be governed by the Company’s standard forms of non-qualified stock option, PSU award, and RSU award agreements for executive officers.
There are no family relationships between Mr. Pieton and any director or executive officer of the Company that require disclosure under Item 401(d) of Regulation S-K. Other than his employment at the Company, there are no transactions between Mr. Pieton or any member of her immediate family, on the one hand, and the Company or any of its subsidiaries, on the other hand, that require disclosure under Item 404(a) of Regulation S-K. Furthermore, there are no arrangements or understandings between Mr. Pieton and any other persons pursuant to which Mr. Pieton was selected as the Company’s Executive Vice President and Chief Financial Officer.

Compensation of Interim Chief Financial Officer
On January 17, 2025, the Compensation Committee approved a one-time RSU grant to Gary Corona, Interim Chief Financial Officer, with a January 21, 2025 grant date, in the amount of $1,000,000 to recognize his leadership and contributions in this capacity. The RSUs will vest 100% on the one-year anniversary of the grant date. Mr. Corona will continue to serve as the Company’s Interim Chief Financial Officer until the Effective Date.

Item 9.01.	Exhibits.
(d) List of Exhibits

Exhibit Number	Description

99.1	Press release of Medtronic plc regarding CFO appointment, dated January 21, 2025.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medtronic plc

	By	/s/ Ivan K. Fong
Date: January 21, 2025		Ivan K. Fong
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Medtronic plc regarding CFO appointment, dated January 21, 2025.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).